SEMIANNUAL REPORT

The latest report from your
Fund's management team

Special Equities Fund

APRIL 30, 1999


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer and
Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603


PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603


LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief
Executive Officer, flush right next to third paragraph.]

DEAR SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY LAURA ALLEN, CFA, BERNICE BEHAR, CFA, AND ANURAG PANDIT, CFA,
PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
Special Equities Fund. Caption below reads "Fund management team members (l-r): "Scott Mayo, Laura Allen, Anurag Pandit and Bernice Behar."]

John Hancock Special Equities Fund

Technology and Internet stocks lead two small-cap rallies

As the six-month period began last November, the small-cap market had started to rebound, sparked by the reductions in interest rates by the Federal Reserve. From early October 1998 through year end, small caps experienced a dramatic upturn in price and significantly outperformed their larger peers. Nevertheless, this rebound was short-lived, as investors once again gravitated to size, liquidity and earnings visibility in January. While major indices reached new milestones in early 1999, small caps gave up much of their relative gains in the first three months and, as a result, finished behind large caps for the latest six-month period.

Trends in interest rates, the global economy and earnings continued to be the primary drivers of stock price returns. Renewed concerns that the U.S. economy would slow markedly from the vibrant pace set in the fourth quarter of 1998 caused investors to favor companies and sectors with more stable earnings growth. However, with gathering evidence that domestic growth was not slowing and overseas economies were improving, investor sentiment shifted again towards small caps and economically sensitive sectors of the market in April.


"...small caps
 ...finished
behind
large caps
for the
latest
six-month
period."


Fund performance

For the six months ended April 30, 1999, the Fund's Class A, Class B and Class Y shares posted total returns of 12.11%, 11.75% and 12.30%, respectively, at net asset value, compared to the 14.68% return of the average small-cap fund, according to Lipper, Inc.1 Class C shares, which were introduced on March 1, 1999, returned 1.96% at net asset value in the two months since inception. Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

While the Fund performed quite well compared to its peers in the final quarter of 1998, we gave back some of this relative gain in the first part of 1999. Specifically, our exposure to the underperforming software, computer services and health-care services areas hurt the Fund's results.


[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Exodus Communications 2.4%, the second is Intermedia Communications 2.2%, the third Metromedia Fiber Network 2.2%, the fourth Premier Parks 2.1% and the fifth National
Computer Systems 2.1%. A note below the table reads "As a percentage of net assets on April 30, 1999."]

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is RealNetworks followed by an up arrow with the phrase "Dominates Internet audio/visual technology." The second listing is NEXTLINK Communications followed by an up arrow with the phrase "Growing demand for fiber-optic services." The third listing is Renal Care Group followed by a down arrow with the phrase "Hurt by health-service sector weakness." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]


"...technology
stocks were
the top
performers
regardless
of company
size."


Technology, telecommunications connect

During the last six months, technology stocks were the top performers regardless of company size. Internet and Internet-related companies were particularly strong, driven in part by the continued boom in new stock offerings. One of the Fund's best performers was RealNetworks, the leader in the development of streaming audio and video over the Internet. Other Internet-related names that performed exceptionally well included Concentric Network, which provides web hosting services to small and mid-sized businesses.

While we remain quite positive on the Internet sector over the long term, we sense that an important sorting out process has begun. Who will be the ultimate winners? In the absence of real earnings and with very few barriers to entry, the challenge (and risk for investors) -- like the opportunity -- is great. As with all companies in the Fund, we intend to adhere to our investment philosophy of applying in-depth fundamental analysis to find those Internet companies that we believe offer proprietary products or services that allow them to achieve a dominant position in their markets. Examples include Multex.com, which provides on-line stock-market research data, and Exodus Communications, which maintains websites for a growing, blue-chip list of clients. In addition, we are also focusing on companies that are expanding their existing businesses to include the Internet, such as audience tracking company Nielsen Media Research.

The telecommunications sector also posted strong gains in the past six months, as the industry continues to benefit from deregulation, enabling companies to provide bundled voice, data and Internet services. NEXTLINK Communications, for example, is experiencing rapidly growing demand for its enhanced communications services to small and mid-sized businesses. By association, the electronics companies serving various telecommunications end markets have also thrived, including Level One Communications and RF Micro Devices, the latter of which is a leading manufacturer of integrated circuits for the wireless market. Beneficiaries of the telecom sector gains also included service companies like Quanta Services, which offers equipment maintenance and servicing for electric utility and telecom companies.


[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 12.11% total return for John Hancock Special Equities Fund Class A. The second bar represents the 11.75% total return for John Hancock Special Equities Fund Class B. The third bar represents the 12.30% total return for John Hancock Special
Equities Fund Class Y.   The fourth bar represents the 1.96%*
total return for John Hancock Special Equities Fund Class C. The fifth bar represents the 14.68% total return for Average small-cap
fund.   A note below the chart reads "Total returns for John
Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following two pages for historical performance information. * From inception March 1, 1999 through April 30, 1999."]


Software, health-care services lag

Not all sectors in the technology area performed well in the past six months, with the most notable example being the software and services companies. These two sub-sectors were negatively impacted by fears of a Y2K-induced slowdown in corporate spending as well as a few significant earnings disappointments. One of our holdings, Aspect Development, reported a substantial profit shortfall, and we sold the position at a loss primarily due to concerns over internal management issues. However, other companies like Whittman-Hart were tainted by the sector's fall and saw their share prices plunge despite solid fundamentals. We took advantage of this price break to add to the Fund's position in this high-quality technology services company.

Among the worst-performing groups in the past six months was health-care services, as fears of further Medicare reimbursement cuts, concerns that assisted living operators would be subject to increased government scrutiny, and weak earnings at HMOs, physician practice management groups and smaller hospitals weighed on investor confidence. Negative sentiment cast a pall over the entire sector, regardless of fundamentals, hurting one of our holdings, Renal Care Group, a dominant owner and operator of kidney dialysis centers. We remain positive on the outlook for this company given its strong earnings record and well-regarded management.


"Overall,
the stock
market's
underpinnings
are solid..."


Outlook

We are encouraged about the prospects for the stock market in general and small-cap stocks in particular. The news from overseas is favorable, as emerging-market economies are stabilizing and, in some cases, improving. The U.S. economy remains robust, while inflation and interest rates are still low - a good combination that bodes well for corporate profit growth. Overall, the stock market's underpinnings are solid, although the mega-cap stocks, with their lofty valuations, could be in for a pullback. By contrast, small-cap stock valuations remain historically low, despite the expectations of strong relative earnings growth. At the risk of sounding like a broken record, we continue to believe that at these price levels, small-caps are still overdue for a sustained rise, because, inevitably, valuation does matter and stock prices do follow earnings.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 1999
                                        ONE           FIVE            TEN
                                       YEAR          YEARS          YEARS
                                    -------        -------        -------
Cumulative Total Returns            (22.60%)        50.39%        338.17%
Average Annual Total Returns        (22.60%)         8.50%         15.92%

CLASS B
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS        (3/1/93)
                                    -------        -------        -------
Cumulative Total Returns            (23.07%)        50.86%         81.32%
Average Annual Total Returns        (23.07%)         8.57%         10.28%

CLASS C
For the period ended March 31, 1999
                                                                    SINCE
                                                                INCEPTION
                                                                  (3/1/99)
                                                                  -------
Cumulative Total Return                                             1.53%
Average Annual Total Return                                         1.53%(1)

CLASS Y
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS        (9/1/93)
                                    -------        -------        -------
Cumulative Total Returns            (18.23%)        62.12%         59.94%
Average Annual Total Returns        (18.23%)        10.15%          8.78%


Notes to Performance
(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Special Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing those Russell 2000 Index stocks with a greater-than-average growth orientation. Past performance is not indicative of future results.


[Line chart with the heading John Hancock Special Equities Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Special Equites Fund on December 31, 1988, before sales charge, and is equal to $51,235 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Special Equities Fund, after sales charge, and is equal to $48,648 as of April 30, 1999. The third line represents the Russell 2000 Index and is equal to $34,912. The fourth line represents the Russell 2000 Growth Index and is equal to $32,159.]


Assuming all distributions were reinvested for the period indicated, the chart below shows the value of a $10,000 investment in the Fund's Class B, Class C and Class Y shares, respectively, as of April 30, 1999. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                                    Class B        Class C        Class Y

Inception Date                       3/1/93         3/1/99         9/1/93

Without Sales Charge                $18,031        $10,196        $15,918

With Maximum Sales Charge                --        $10,095            N/A

Russell 2000 Index                  $21,249        $11,066        $19,043

Russell 2000 Growth Index           $20,606        $11,271        $18,451


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $589,495,251)                        $712,991,475
Receivable for investments sold                              51,400,389
Receivable for shares sold                                      115,756
Other assets                                                     69,195
                                                         --------------
Total Assets                                                764,576,815
-----------------------------------------------------------------------
Liabilities:
Due to custodian                                             26,613,739
Payable for investments purchased                            24,935,962
Payable for shares repurchased                                1,263,431
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                         674,079
Accounts payable and accrued expenses                           102,804
                                                         --------------
Total Liabilities                                            53,590,015
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                             487,338,416
Accumulated net realized gain on investments and
financial futures contracts                                 108,113,697
Net unrealized appreciation of
investments                                                 123,501,738
Accumulated net investment loss                              (7,967,051)
                                                         --------------
Net Assets                                                 $710,986,800
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $331,175,523/14,880,966                                $22.25
=======================================================================
Class B - $367,090,178/17,212,798                                $21.33
=======================================================================
Class C* - $7,065/331                                            $21.33
=======================================================================
Class Y - $12,714,034/556,526                                    $22.85
=======================================================================
Maximum Offering Price Per Share**
Class A - ($22.25 x 105.26%)                                     $23.42
=======================================================================

 * Class C shares commenced operations on March 1, 1999.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Investment Income:
Interest                                                       $600,904
Dividends                                                       512,280
                                                         --------------
                                                              1,113,184
                                                         --------------
Expenses:
Investment management fee - Note B                            3,641,708
Distribution and service fee - Note B
Class A                                                         623,124
Class B                                                       2,177,301
Class C                                                               7
Transfer agent fee - Note B                                   2,135,013
Interest - Note A                                               121,267
Custodian fee                                                   104,784
Financial services fee - Note B                                  64,480
Registration and filing fees                                     51,809
Printing                                                         32,606
Miscellaneous                                                    29,212
Trustees' fees                                                   23,942
Auditing fee                                                     22,280
Legal fees                                                        4,597
                                                         --------------
Total Expenses                                                9,032,130
-----------------------------------------------------------------------
Net Investment Loss                                          (7,918,946)
-----------------------------------------------------------------------
Realized and Unrealized Gain on Investments
and Financial Futures Contracts:
Net realized gain on investments sold                       109,383,881
Net realized gain on financial futures
contracts                                                     1,903,057
Change in net unrealized
appreciation/depreciation
of investments                                               12,132,156
                                                         --------------
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                                 123,419,094
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                  $115,500,148
=======================================================================

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                                 YEAR ENDED    APRIL 30, 1999
                                                             OCTOBER 31, 1998   (UNAUDITED)
                                                             ---------------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                              ($21,431,113)   ($7,918,946)
Net realized gain on investments sold and
financial futures contracts                                       249,345,263    111,286,938
Change in net unrealized
appreciation/depreciation of investments                         (519,503,107)    12,132,156
                                                             ---------------- --------------

Net Increase (Decrease) in Net Assets Resulting
from Operations                                                  (291,588,957)   115,500,148
                                                             ---------------- --------------

Distributions to Shareholders:
Distributions from net realized gain on
investments sold
Class A - (none and $0.3730 per share,
respectively)                                                              --     (8,117,761)
Class B - (none and $0.3730 per share,
respectively)                                                              --     (8,822,320)
Class Y - (none and $0.3730 per share,
respectively)                                                              --       (583,124)
                                                             ---------------- --------------

Total Distributions to Shareholders                                        --    (17,523,205)
                                                             ---------------- --------------

From Fund Share Transactions - Net: *                            (616,525,449)  (342,171,411)
                                                             ---------------- --------------

Net Assets:
Beginning of period                                             1,863,295,674    955,181,268
                                                             ---------------- --------------

End of period (including accumulated net
investment loss of $48,105 and $7,967,051,
respectively)                                                    $955,181,268   $710,986,800
                                                             ================ ==============


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                                    SIX MONTHS ENDED
                                                                          YEAR ENDED                 APRIL 30, 1999
                                                                       OCTOBER 31, 1998                (UNAUDITED)
                                                               ------------------------------ ------------------------------
                                                                   SHARES          AMOUNT         SHARES          AMOUNT
                                                               --------------  -------------- --------------  --------------
CLASS A
Shares sold                                                       100,661,197  $2,413,669,605     49,946,468  $1,116,924,774
Shares issued to shareholders in reinvestment
of distributions                                                           --              --        327,000       6,661,532
                                                               --------------  -------------- --------------  --------------
                                                                  100,661,197   2,413,669,605     50,273,468   1,123,586,306
Less shares repurchased                                          (108,875,492) (2,650,476,277)   (57,848,479) (1,294,262,521)
                                                               --------------  -------------- --------------  --------------
Net decrease                                                       (8,214,295)  ($236,806,672)    (7,575,011)  ($170,676,215)
                                                               ==============  ============== ==============  ==============
CLASS B
Shares sold                                                         3,960,429     $95,092,203        976,624     $20,838,121
Shares issued to shareholders in reinvestment
of distributions                                                           --              --        348,110       6,820,514
                                                               --------------  -------------- --------------  --------------
                                                                    3,960,429      95,092,203      1,324,734      27,658,635
Less shares repurchased                                           (17,545,625)   (422,907,651)    (7,812,634)   (168,334,322)
                                                               --------------  -------------- --------------  --------------
Net decrease                                                      (13,585,196)  ($327,815,448)    (6,487,900)  ($140,675,687)
                                                               ==============  ============== ==============  ==============
CLASS C **
Shares sold                                                                --              --            331          $6,934
                                                               --------------  -------------- --------------  --------------
Net increase                                                               --              --            331          $6,934
                                                               ==============  ============== ==============  ==============
CLASS Y
Shares sold                                                           875,735     $23,077,653         87,627      $2,013,176
Shares issued to shareholders in reinvestment
of distributions                                                           --              --         27,910         583,047
                                                               --------------  -------------- --------------  --------------
                                                                      875,735      23,077,653        115,537       2,596,223
Less shares repurchased                                            (2,820,828)    (74,980,982)    (1,504,124)    (33,422,666)
                                                               --------------  -------------- --------------  --------------
Net decrease                                                       (1,945,093)   ($51,903,329)    (1,388,587)   ($30,826,443)
                                                               ==============  ============== ==============  ==============

* Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,                        SIX MONTHS ENDED
                                        ----------------------------------------------------------------    APRIL 30, 1999
                                          1994          1995          1996          1997          1998       (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $16.13        $16.11        $22.15        $24.53        $26.32        $20.21
                                        --------      --------      --------      --------      --------      --------
Net Investment Loss(1)                     (0.21)        (0.18)        (0.22)        (0.29)        (0.27)        (0.16)
Net Realized and Unrealized
Gain (Loss) on Investments and
Financial Futures Contracts                 0.19          6.22          3.06          2.08         (5.84)         2.57
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                 (0.02)         6.04          2.84          1.79         (6.11)         2.41
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                      --            --         (0.46)           --            --         (0.37)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period            $16.11        $22.15        $24.53        $26.32        $20.21        $22.25
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                            (0.12%)       37.49%        12.96%         7.30%       (23.21%)       12.11%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                $310,625      $555,655      $972,312      $807,371      $453,919      $331,176
Ratio of Expenses to Average
Net Assets                                 1.62%         1.48%         1.42%         1.43%         1.41%         1.69%(5,6)
Ratio of Net Investment Loss to
Average Net Assets                        (1.40%)       (0.97%)       (0.89%)       (1.18%)       (1.09%)       (1.44%)(5)
Portfolio Turnover Rate                      66%           82%           59%           41%          107%           74%


CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $16.08        $15.97        $21.81        $23.96        $25.52        $19.45
                                        --------      --------      --------      --------      --------      --------
Net Investment Loss(1)                     (0.30)        (0.31)        (0.40)        (0.46)        (0.45)        (0.23)
Net Realized and Unrealized
Gain (Loss) on Investments and
Financial Futures Contracts                 0.19          6.15          3.01          2.02         (5.62)         2.48
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                 (0.11)         5.84          2.61          1.56         (6.07)         2.25
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                      --            --         (0.46)           --            --         (0.37)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period            $15.97        $21.81        $23.96        $25.52        $19.45        $21.33
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                            (0.68%)       36.57%        12.09%         6.51%       (23.79%)       11.75%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                $191,979      $454,934      $956,374      $951,449      $460,971      $367,090
Ratio of Expenses to Average
Net Assets                                 2.25%         2.20%         2.16%         2.19%         2.16%         2.36%(5,6)
Ratio of Net Investment Loss to
Average Net Assets                        (2.02%)       (1.69%)       (1.65%)       (1.95%)       (1.84%)       (2.11%)(5)
Portfolio Turnover Rate                      66%           82%           59%           41%          107%           74%

See notes to financial statements.



Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                          FOR THE PERIOD FROM
                                                                                                             MARCH 1, 1999
                                                                                                            (COMMENCEMENT OF
                                                                                                              OPERATIONS)
                                                                                                           TO APRIL 30, 1999
                                                                                                              (UNAUDITED)
                                                                                                              ----------
CLASS C (3)
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                                                                                          $20.92
                                                                                                              --------
Net Investment Loss(1)                                                                                           (0.21)
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                                                                                       0.62
                                                                                                              --------
Total from Investment
Operations                                                                                                        0.41
                                                                                                              --------
Net Asset Value, End of Period                                                                                  $21.33
                                                                                                              ========
Total Investment Return at Net
Asset Value(2)                                                                                                   1.96%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                                                                                            $7
Ratio of Expenses to Average
Net Assets                                                                                                       2.49%(5,6)
Ratio of Net Investment Loss to
Average Net Assets                                                                                              (2.45%)(5)
Portfolio Turnover Rate                                                                                            74%


                                                             YEAR ENDED OCTOBER 31,                        SIX MONTHS ENDED
                                        ----------------------------------------------------------------    APRIL 30, 1999
                                          1994          1995          1996          1997          1998       (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS Y (3)
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $16.14        $16.20        $22.40        $24.91        $26.86        $20.71
                                        --------      --------      --------      --------      --------      --------
Net Investment Loss(1)                     (0.13)        (0.09)        (0.14)        (0.18)        (0.17)        (0.14)
Net Realized and Unrealized
Gain (Loss) on Investments and
Financial Futures Contracts                 0.19          6.29          3.11          2.13         (5.98)         2.65
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                  0.06          6.20          2.97          1.95         (6.15)         2.51
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                      --            --         (0.46)           --            --         (0.37)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period            $16.20        $22.40        $24.91        $26.86        $20.71        $22.85
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                             0.37%        38.27%        13.40%         7.83%       (22.90%)       12.30%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                  $7,123       $13,701       $67,498      $104,476       $40,291       $12,714
Ratio of Expenses to Average
Net Assets                                 1.11%         1.01%         1.03%         0.97%         0.97%         1.48%(5,6)
Ratio of Net Investment Loss to
Average Net Assets                        (0.89%)       (0.50%)       (0.54%)       (0.73%)       (0.66%)       (1.21%)(5)
Portfolio Turnover Rate                      66%           82%           59%           41%          107%           74%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Effective June 1, 1998, Class C shares were renamed Class Y shares. The Fund issued new Class C shares on March 1, 1999.
(4) Not annualized.
(5) Annualized.
(6) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.

Schedule of Investments
April 30, 1999 (Unaudited)
-------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Special Equities Fund on April 30, 1999. It's made up of common stocks, which are broken down by industry groups.

                                                 NUMBER OF         MARKET
ISSUER, DESCRIPTION                                 SHARES          VALUE
-------------------                              ---------         ------

COMMON STOCKS
Advertising (1.56%)
Catalina Marketing Corp.*                          130,000    $11,106,875
                                                             ------------
Beverages (1.11%)
Beringer Wine Estates Holdings, Inc.
(Class B)*                                         200,000      7,875,000
                                                             ------------
Business Services - Misc. (17.99%)
Abacus Direct Corp.*                               200,000     14,800,000
Charles River Associates,
Inc.*                                              355,700      7,825,400
Coinstar, Inc.*                                    260,000      6,110,000
INSpire Insurance Solutions,
Inc.*                                              600,000     13,050,000
META Group, Inc. *                                  13,300        121,362
MedQuist, Inc.*                                    300,000     10,275,000
Metro Networks, Inc.*                              200,000      9,000,000
Metzler Group, Inc. (The)*                         300,000      8,362,500
Nielsen Media Research, Inc.                       450,000     12,318,750
On Assignment, Inc.*                               330,000     10,003,125
ProBusiness Services, Inc.*                        342,500     12,287,188
Profit Recovery Group
International, Inc. (The)*                         300,000     10,950,000
Quanta Services, Inc.*                             427,100     12,305,819
topjobs.net Plc, American Depositary
Receipt (ADR) (United
Kingdom)*                                           33,500        475,281
                                                             ------------
                                                              127,884,425
                                                             ------------
Computers (22.49%)
AboveNet Communications,
Inc.*                                              110,000      9,418,750
Advent Software, Inc.*                             140,000      8,627,500
BARRA, Inc.*                                       340,000      6,651,250
BindView Development Corp.*                        360,000      7,740,000
Concentric Network Corp. *                         175,000     14,612,500
Exodus Communications, Inc.*                       185,000     16,673,125
Fundtech Ltd. (Israel)*                            310,000     10,675,625
IMRglobal Corp.*                                   375,000      6,468,750
Micromuse, Inc. *                                  250,000      8,609,375
Multex.com, Inc.*                                  210,100      9,034,300
National Computer Systems,
Inc.                                               530,000     14,840,000
pcOrder.com, Inc.*                                 145,000      8,962,812
Proxicom, Inc. *                                    14,150        317,491
RealNetworks, Inc.*                                 34,000      7,531,000
Rhythms NetConnections,
Inc.*                                               21,350      1,761,375
SCM Microsystems, Inc.*                            103,000      6,785,125
Verio, Inc.*                                       100,000      7,100,000
Whittman-Hart, Inc.*                               500,000     14,125,000
                                                             ------------
                                                              159,933,978
                                                             ------------
Electronics (9.76%)
ATMI, Inc.*                                        270,000      6,210,000
Level One Communications,
Inc.*                                              130,000      6,678,750
Micrel, Inc.*                                      155,000      9,125,625
Novellus Systems, Inc.*                            150,000      7,087,500
PMC-Sierra, Inc. (Canada)*                          80,000      7,670,000
PRI Automation, Inc.*                               42,500      1,054,531
Powerwave Technologies, Inc.*                      310,000      9,416,250
QLogic Corp. *                                     137,900      9,644,381
Vitesse Semiconductor Corp.*                       270,000     12,504,375
                                                             ------------
                                                               69,391,412
                                                             ------------
Finance (2.36%)
AmeriCredit Corp.*                                 289,000      4,786,562
Medallion Financial Corp.                          710,300     11,986,313
                                                             ------------
                                                               16,772,875
                                                             ------------
Food (1.36%)
American Italian Pasta Company
(Class A)*                                         360,000      9,675,000
                                                             ------------
Insurance (0.96%)
Horace Mann Educators Corp.                        300,000      6,825,000
                                                             ------------
Leisure (5.53%)
Cinar Corp. (Class B)
(Canada)*                                          450,000      9,393,750
Imax Corp. (Canada)*                               400,000      7,575,000
Premier Parks, Inc.                                440,000     15,207,500
Steiner Leisure Ltd.*                              225,000      7,143,750
                                                             ------------
                                                               39,320,000
                                                             ------------
Linen Supply & Related (1.05%)
G & K Services, Inc. (Class A)                     160,000     $7,480,000
                                                             ------------
Machinery (1.20%)
Applied Power, Inc. (Class A)                      270,000      8,521,875
                                                             ------------
Media (3.85%)
Adelphia Communications
Corp. (Class A)*                                   150,000     10,237,500
Cumulus Media, Inc. (Class A)                      400,000      6,475,000
Network Event Theater, Inc.*                       175,800      2,582,063
Pegasus Communications
Corp.*                                             198,000      8,118,000
                                                             ------------
                                                               27,412,563
                                                             ------------
Medical (7.75%)
Alkermes, Inc.*                                    280,000      7,490,000
CLOSURE Medical Corp.*                             140,000      4,515,000
Gilead Sciences, Inc.*                             150,000      6,909,375
Hanger Orthopedic Group,
Inc.*                                              247,800      3,624,075
IDEC Pharmaceuticals Corp.*                        135,000      6,851,250
Inhale Therapeutic Systems,
Inc.*                                              270,000      7,762,500
Millennium Pharmaceuticals,
Inc.*                                              170,000      6,321,875
Renal Care Group, Inc.*                            410,000      8,558,750
Vertex Pharmaceuticals, Inc.*                      145,000      3,063,125
                                                             ------------
                                                               55,095,950
                                                             ------------
Oil & Gas (1.00%)
Stone Energy Corp.*                                210,000      7,126,875
                                                             ------------
Retail (8.38%)
99 Cents Only Stores*                              240,000     11,310,000
Abercrombie & Fitch Co.
(Class A)*                                         100,000      9,512,500
CSK Auto Corp.*                                    350,000      8,750,000
Linens 'n Things, Inc.*                            200,000      9,150,000
Pacific Sunwear of
California, Inc.*                                  300,000     11,128,140
Whole Foods Market, Inc.*                          250,000      9,750,000
                                                             ------------
                                                               59,600,640
                                                             ------------

Schools/Education (0.94%)
ITT Educational Services,
Inc.*                                              270,750      6,650,297
                                                             ------------
Telecommunications (10.18%)
Allegiance Telecom, Inc.*                          150,000      6,900,000
Com21, Inc.*                                       180,000      5,602,500
Intermedia Communications,
Inc.*                                              486,000     15,643,125
Metromedia Fiber Network, Inc.
(Class A)*                                         185,000     15,586,250
NEXTLINK Communications, Inc.
(Class A)*                                         200,000     14,650,000
RF Micro Devices, Inc.*                            250,000     13,968,750
                                                             ------------
                                                               72,350,625
                                                             ------------
Transport (2.81%)
Expeditors International of
Washington, Inc.                                   178,168     10,801,435
Forward Air Corp.*                                  66,900      1,488,525
MotivePower Industries,
Inc.*                                              450,000      7,678,125
                                                             ------------
                                                               19,968,085
                                                             ------------
TOTAL COMMON STOCKS
(Cost $589,495,251)                               (100.28%)   712,991,475
                                              ------------   ------------
TOTAL INVESTMENTS                                 (100.28%)   712,991,475
                                              ------------   ------------
OTHER ASSETS AND
LIABILITIES, NET                                    (0.28%)    (2,004,675)
                                              ------------   ------------
TOTAL NET ASSETS                                  (100.00%)  $710,986,800
                                              ============   ============

*Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of emerging growth companies and companies in "special" situations.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class Y shares. The Fund issued Class C shares on March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The maximum loan balance during the period amounted to $63,100,000. The annualized interest rate charged during the period ranged from 5.1250% thru 5.5625%. At April 30, 1999, there were no outstanding borrowings.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1999, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $259,499. Out of this amount, $32,438 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $143,879 was paid as sales commissions to unrelated broker-dealers and $83,182 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $2,156,128.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. There were no contingent deferred sales charges paid to JH Funds for the year ended April 30, 1999.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A, Class B and Class C shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class Y shares pay a monthly transfer agent fee equivalent to 0.10% of the average daily net assets of the Class Y shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,514.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $651,316,082 and $926,652,946, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

The cost of investments owned at April 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $590,349,914. Gross unrealized appreciation and depreciation of investments aggregated $163,262,788 and $40,621,227, respectively, resulting in net unrealized appreciation of $122,641,561.

NOTE D -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1999 is set forth below.


                                        ACQUISITIONS       DISPOSITIONS
                         BEGINNING  -------------------  ---------------     ENDING
                             SHARE    SHARE               SHARE               SHARE   REALIZED    DIVIDEND       ENDING
AFFILIATE                   AMOUNT   AMOUNT        COST  AMOUNT    COST      AMOUNT  GAIN (LOSS)    INCOME        VALUE
-----------------------------------------------------------------------------------------------------------------------
Medallion Financial Corp.  615,300   95,000  $1,916,318      --    $ --     710,300    $   --     $393,792  $11,986,313
pcOrder.com, Inc.               --  145,000   9,664,927      --      --     145,000        --           --    8,962,812
                                            -----------            ----               --------    --------  -----------
                                            $11,581,245            $ --                $   --     $393,792  $20,949,125

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101 Huntington Avenue, Boston, MA 02199-7603
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Internet: www.jhancock.com/funds

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This report is for the information of shareholders of the John Hancock
Special Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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180SA 4/99
      6/99